Exhibit 10.8

FORM OF PLEDGE AND SECURITY AGREEMENT

PLEDGE AND SECURITY AGREEMENT, dated as of July     , 2013 (this “Pledge Agreement”), among HASI CF I Borrower LLC, a limited liability company organized and existing under the laws of the State of Delaware (“Member”), HASI CFI OP A LLC, a limited liability company organized and existing under the laws of the State of Delaware (“Borrower Sub HASI A”), HASI CFI OP 5 LLC, a limited liability company organized and existing under the laws of the State of Delaware (“Borrower Sub HASI 5”), HASI CFI OP 7 LLC, a limited liability company organized and existing under the laws of the State of Delaware (“Borrower Sub HASI 7”; each of Borrower Sub HASI A, Borrower Sub HASI 5 and Borrower Sub HASI 7, a “Borrower Subsidiary” and together, the “Borrower Subsidiaries”), and The Bank of New York Mellon, as Collateral Agent (in such capacity, and including any permitted successors or assigns “Collateral Agent”) for the Secured Parties (as defined in the Loan Agreement referred to below).

WHEREAS, Member has entered into a Loan Agreement, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Loan Agreement”), with HAT CF I Borrower LLC, as co-borrower, the financial institutions from time to time parties thereto, as lenders (collectively, the “Lenders”), Bank of America, N.A., as Administrative Agent for the Lenders (in such capacity, and including any permitted successors or assigns “Administrative Agent”), pursuant to which the Lenders have agreed to make Loans on the terms and conditions set forth therein.

WHEREAS, Member has entered into a Collateral Agency and Depositary Agreement, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Depositary Agreement”), with HAT CF I Borrower LLC, as co-borrower, the Administrative Agent, the Collateral Agent, The Bank of New York Mellon, as depositary bank and securities intermediary (the “Depositary”).

WHEREAS, Member owns 100% of all issued and outstanding Equity Interests issued by each Borrower Subsidiary pursuant to the LLC Agreements (the “Equity Interests”).

WHEREAS, Member will gain a substantial economic benefit from the loans and other financial accommodations to be made under the Loan Agreement and desires that the Secured Parties enter into the Loan Agreement.

In consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Borrower Subsidiary and Member hereby agree with Collateral Agent (on behalf of itself and each other Secured Party), as follows:

1. Definitions. Unless otherwise defined herein, capitalized terms used in this Pledge Agreement have the meanings provided in Section 1.1 of the Loan Agreement or, if not defined therein, the UCC.

2. Rules of Interpretation. The rules of interpretation set forth in Section 1.3 of the Loan Agreement shall apply to this Pledge Agreement.

3. Grant of Security Interest.

(a) To secure the timely payment and performance of the Secured Obligations (as defined below) when due, whether at stated maturity, by acceleration or otherwise, Member hereby collaterally assigns and pledges to Collateral Agent, for the benefit of the Secured Parties, and grants to Collateral Agent, for the benefit of the Secured Parties, a continuing first priority lien on and security interest in all the estate, right, title and interest of Member in, to and under any and all of the following properties, assets and rights of Member, wherever located, whether now owned or existing or hereafter acquired or arising (collectively, the “Collateral”):

(i) the Equity Interests in each Borrower Subsidiary and all of Member’s rights under any LLC Agreement;

(ii) all present and future rights of Member to receive any payment of money or other distribution or payment arising out of or in connection with the Equity Interests in each Borrower Subsidiary and its rights under the Limited Liability Company Operating Agreement of Borrower Sub HASI A, dated as of [            ], 20[    ], the Limited Liability Company Operating Agreement of Borrower Sub HASI 5, dated as of [            ], 20[    ] and the Limited Liability Company Operating Agreement of Borrower Sub HASI 7, dated as of [            ], 20[    ] (together, the “LLC Agreements”);

(iii) any other claim which Member now has or may in the future acquire in its capacity as a member of each Borrower Subsidiary against each Borrower Subsidiary and its property;

(iv) all securities, certificates and other instruments representing or evidencing any of the foregoing rights and interests or the ownership thereof; and

(v) to the extent not otherwise included, all Proceeds, products and accessions of any and all of the foregoing, including, without limitation, whatever is received upon any collection, exchange, sale or other disposition of any of the Collateral, and any property into which any of the Collateral is converted, whether cash or noncash proceeds, and any and all other amounts paid or payable under or in connection with any of the Collateral.

(b) Notwithstanding anything to the contrary contained herein, Member shall remain liable under the LLC Agreements to perform all of its obligations thereunder and Collateral Agent shall have no obligation or liability under the LLC Agreements by reason of or arising out of this Pledge Agreement, nor shall Collateral Agent be required or obligated in any manner to perform or fulfill any obligations of Member thereunder or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim, or take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

4. Secured Obligations. This Pledge Agreement secures the payment of all Obligations now existing or hereafter arising, owing to Agents or the other Secured Parties, and all obligations of Member set forth herein, including, to the maximum extent permitted by

Applicable Law, any interest or expenses arising after the commencement of any proceeding with respect to any Borrower Subsidiary, or Member under the Bankruptcy Code or any other bankruptcy or insolvency Applicable Law (whether or not such interest or expenses are allowed or allowable as a claim in whole or in part in such case) (all such obligations being herein called, the “Secured Obligations”).

5. Use of Collateral. Unless and until such time as a Default has occurred and is continuing, Member reserves the right to, and shall be entitled to, use and possess the Collateral (except any certificates representing the Equity Interests) and exercise all of its rights in respect of the Collateral, including, without limitation, under the LLC Agreements (except as limited herein or by the Loan Documents) and to receive all income and other distributions from the Collateral.

6. Application of Proceeds. Collateral Agent shall apply any proceeds from time to time held by it and the proceeds of any collection, recovery, receipt, appropriation, realization or sale, in accordance with the terms of the Loan Agreement and the other Loan Documents to which it is a party.

7. Remedies. Upon the occurrence and during the continuance of an Event of Default:

(a) Collateral Agent shall have the right to take any of the following actions: (i) vote or exercise any and all of Member’s rights or powers under the LLC Agreements; (ii) demand, sue for, collect or receive any money or property at any time payable to or receivable by Member on account of or in exchange for all or any part of the Collateral; (iii) cause any action at law or suit in equity or other proceeding to be instituted and prosecuted to collect or enforce any Secured Obligations or rights hereunder or included in the Collateral or foreclose or enforce the security interest in all or any part of the Collateral, by taking possession thereof or otherwise, or to enforce any other legal or equitable right vested in it by this Pledge Agreement or by Applicable Law; (iv) sell or otherwise dispose of any or all of the Collateral or cause the Collateral to be sold or otherwise disposed of in one or more sales or transactions, at such prices as Collateral Agent may deem commercially reasonable, and for cash or on credit or for future delivery, without assumption of any credit risk at any broker’s board or at public or private sale, without demand of performance or notice of the time or place of sale (except such notice as is required by applicable statute and cannot be waived which notice shall be in accordance with the provisions hereof), it being agreed that Collateral Agent may be a purchaser on behalf of the other Secured Parties or on its own behalf at any such sale and that Collateral Agent, any other Secured Party or any other Person who may be the purchaser of any or all of the Collateral so sold shall thereafter hold the same absolutely free from any claim or right of whatsoever kind, including any equity of redemption, of Member or any Borrower Subsidiary, any such demand, notice or right and equity being hereby expressly waived and released to the extent permitted by Applicable Law; (v) incur expenses, including reasonable attorneys’ fees, consultants’ fees, and other costs in connection with the exercise of any right or power under this Pledge Agreement; (vi) perform any obligation of Member hereunder, under any Loan Document or under the LLC Agreements; (vii) take any other action which Collateral Agent deems necessary or desirable to protect or realize upon its security interest in the Collateral or any part thereof; (viii) secure the appointment of a receiver for Member; or (ix) exercise any other or additional rights or remedies granted to a secured party under the UCC. If, pursuant to Applicable Law, prior notice of any such action is required to be given to Member or any Borrower Subsidiary, Member and each Borrower Subsidiary hereby acknowledge and agree that the minimum time required by such Applicable Law, or if no minimum is specified, of ten (10) Business Days, shall be deemed a reasonable notice period. In addition, to the extent permitted by Applicable Law, Member waives any and all rights that it may have to notice from Collateral Agent or of a judicial hearing in advance of the enforcement of any of Collateral Agent’s rights hereunder.

(b) In addition to the foregoing remedies, Collateral Agent may, after written notice to Member, but shall not be obligated to, cure any Event of Default. Collateral Agent shall be the sole judge of the validity of any adverse claims, taxes, assessments, charges or encumbrances, and the amount to be paid in satisfaction thereof, and of the necessity for, and of the time and manner of doing everything herein authorized to be done, provided Collateral Agent shall be under no obligation to do any such acts or to make any such payments.

(c) If Collateral Agent shall decide to exercise its right, subject to the terms hereof and the other Loan Documents, to sell any or all of the Collateral, and if in the opinion of counsel for Collateral Agent it is necessary to have such Collateral registered under the provisions of the Securities Act of 1933, as amended, or otherwise registered or qualified under any federal or state securities laws or regulations (collectively, the “Securities Laws”), each Borrower Subsidiary and Member will execute and deliver all such instruments and documents which, in the opinion of Collateral Agent, are reasonably necessary to register or qualify such Collateral under the provisions of the Securities Laws and will use reasonable efforts to cause any registration statement relating thereto to become effective and to remain effective for a period of not less than six months from the date of the first public offering of such Collateral and to make all amendments thereto and/or to any related prospectus or similar document which, in the reasonable opinion of Collateral Agent, are necessary, all in conformity with the Securities Laws applicable thereto. Without limiting the generality of the foregoing, each Borrower Subsidiary and Member agree to comply with the provisions of the securities or “Blue Sky” laws of any jurisdiction or jurisdictions which Collateral Agent shall reasonably designate and to make available to their security holders, as soon as practicable, earnings statements which will satisfy the provisions of Section 11(a) of the Securities Act of 1933, as amended.

(d) All reasonable costs and expenses (including, without limitation, attorneys’ fees and expenses) incurred by Collateral Agent in connection with exercising any remedy provided for herein or at law, curing any Event of Default, performing any of Member’s obligations contained herein or in the LLC Agreements or in respect of any part of the Collateral, together with interest thereon (to the extent permitted by Applicable Law) computed at a rate per annum equal to the Default Rate from the date on which such costs or expenses are incurred to the date of payment thereof, shall constitute additional indebtedness (and Secured Obligations) secured by this Pledge Agreement and shall be paid by Member to Collateral Agent on behalf of the Secured Parties upon demand.

(e) Any action or proceeding to enforce this Pledge Agreement or the LLC Agreements may be taken by Collateral Agent either in Collateral Agent’s name or in Member’s name, as Collateral Agent may deem necessary.

(f) Collateral Agent shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 7(a) conducted in a commercially reasonable manner and in accordance with the requirements of Applicable Law. Member hereby waives any claims against Collateral Agent arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations.

(g) Except as otherwise required by this Pledge Agreement, to the extent permitted under Applicable Law, Member hereby waives all rights and remedies of a debtor or grantor under the UCC or other Applicable Law, and all formalities prescribed by Applicable Law relative to the sale or disposition of the Collateral (other than notice of sale and any other formalities expressly provided in this Pledge Agreement and the other Loan Documents), after the occurrence and during the continuation of an Event of Default.

(h) Member hereby agrees that in respect of any sale of any of the Collateral pursuant to the terms hereof, Collateral Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is reasonably necessary in order to avoid any violation of Applicable Law, or in order to obtain any required approval of the sale or of the purchase by any Governmental Authority or official, and Member further agrees that such compliance shall not, in and of itself, result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall Collateral Agent be liable or accountable to Member for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

(i) If, in the exercise of any of its rights and remedies under this Pledge Agreement, Collateral Agent shall forfeit any of its rights or remedies, whether because of any Applicable Law pertaining to “election of remedies” or otherwise, Member hereby consents to such action by Collateral Agent and, to the extent permitted by Applicable Law, waives any claim based upon such action, even if such action by Collateral Agent shall result in a full or partial loss of any rights of subrogation, indemnification or reimbursement which Member might otherwise have had but for such action by Collateral Agent or the terms herein. Any election of remedies which results in the denial or impairment of the right of Collateral Agent to seek a deficiency judgment against Member in respect of the Collateral shall not, to the extent permitted by Applicable Law, impair Member’s obligation hereunder.

8. Remedies Cumulative; Delay Not Waiver.

(a) No right, power or remedy herein conferred upon or reserved to Collateral Agent or the other Secured Parties is intended to be exclusive of any other right, power or remedy, and every such right, power and remedy shall, to the extent permitted by Applicable Law, be cumulative and in addition to every other right, power and remedy given hereunder or now or hereafter existing at Applicable Law or in equity or otherwise. Resort to any or all security now or hereafter held by Collateral Agent may be taken concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken nonjudicial proceedings, or both.

(b) No failure or delay on the part of Collateral Agent in exercising any right, power, remedy or privilege hereunder or under any other Loan Document and no course of dealing between Member and Collateral Agent shall operate as a waiver or impairment thereof, nor shall any single or partial exercise of any right, power, remedy or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. No notice to or demand on Member in any case shall entitle Member to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Collateral Agent to take any other or further action in any circumstances without notice or demand.

9. Marshalling. To the fullest extent permitted by Applicable Law, Member hereby agrees that it shall not invoke any Applicable Law relating to the marshalling of Collateral which might cause delay in or impede the enforcement of Collateral Agent’s rights under this Pledge Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the fullest extent permitted by Applicable Law, Member hereby irrevocably waives the benefits of all such laws.

10. Representations and Warranties of Member. Member represents and warrants as of the date hereof as follows:

(a) The chief executive office of Member and the office where it keeps its records concerning the Collateral is located at 1906 Towne Centre Blvd., Suite 370, Annapolis, MD 21401. The organization number assigned to Member in Delaware is 5323689, and Member’s federal employer identification number is 80-0926756.

(b) This Pledge Agreement creates a valid security interest in the Collateral and secures the payment of the Secured Obligations.

(c) With respect to the Collateral and the security interest in the Collateral granted hereunder, (i) the appropriate financing statements (the “Financing Statements”) have been presented (or are in a form to be presented immediately prior to the date of the first Advance) for filing under the UCC, and upon such filing, such security interest will be a perfected security interest under the UCC, and no further filings or other actions are necessary to perfect such security interest and (ii) assuming the delivery to, and possession in the State of New York of, all certificates or instruments representing or evidencing the Equity Interests (including duly executed undated blank stock powers) by, Collateral Agent, and the filing of the Financing Statements with the Secretary of State of the State of Delaware such security interest will be a first priority perfected security interest under the UCC in the Collateral, and no further filings or other actions are necessary to perfect such security interest.

(d) Member is the sole legal and equitable owner of the Equity Interests of each Borrower Subsidiary, together with the other rights and interests comprising the Collateral described above, subject to no Liens (other than Permitted Liens described in Section 11.2.2(a) of the Loan Agreement) and has full power and lawful authority to pledge, assign and grant a security interest in the Collateral pledged hereunder. Member owns all of the issued and outstanding Equity Interests of each Borrower Subsidiary.

(e) Member has not assigned any of its rights under any LLC Agreement or any of the Collateral except as provided in this Pledge Agreement or pursuant to the Loan Documents (as defined in the Other Loan Agreement).

(f) Member has not executed and has no knowledge of any effective financing statement, security agreement or other instrument similar in effect covering all or any part of the Collateral on file in any recording office, except such as may have been filed pursuant to this Pledge Agreement or pursuant to the Loan Documents (as defined in the Other Loan Agreement).

(g) The Equity Interests issued to Member are, or will be when issued, “certificated securities” as such term is defined in Article 8 of the UCC.

(h) With respect to the Equity Interests, such Equity Interests (i) are not dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide that such Equity Interests are securities governed by Article 8 of the UCC, or (iii) are not held in a Securities Account, except Equity Interests for which Collateral Agent is the registered owner.

(i) Member has delivered all certificated securities constituting Collateral held by Member on the Loan Document Effective Date to Collateral Agent, together with duly executed undated blank stock powers, and such securities are duly authorized and validly issued, fully paid and non-assessable.

11. Covenants of Member. Member covenants and agrees as follows:

(a) Member shall at all times cause the Equity Interests to be “certificated securities” as such term is defined in Article 8 of the UCC.

(b) Member shall defend the Collateral against all claims and demands of all Persons (other than Secured Parties and “Secured Parties” (as defined in the Pledge Agreement executed in connection with the Loan Documents (as defined in the Other Loan Agreement)) claiming an interest in any of such Collateral. Member shall discharge or cause to be discharged all Liens on any or all of the Collateral, except for the security interest under this Pledge Agreement and Permitted Liens described in Sections 11.2.2(a) and (b) of the Loan Agreement.

(c) From time to time upon the written request of Collateral Agent, it shall execute and deliver such further documents and do such other acts and things as Collateral Agent may reasonably request in order fully to effect the purposes of this Pledge Agreement, including, without limitation, delivery of any original membership and limited liability company interest certificates issued to Member after the date hereof, together with blank transfer powers related thereto.

(d) If Member in its capacity as a member of any Borrower Subsidiary receives any income or distribution of money or property of any kind from such Borrower Subsidiary while an Event of Default has occurred and is continuing, Member shall hold such income or distribution as trustee for and shall deliver the same to Collateral Agent.

(e) Member shall not sell, assign, transfer, hypothecate, grant a Lien on or otherwise dispose of any of the Equity Interests other than the grant hereunder and Permitted Liens described in Section 11.2.2(a) of the Loan Agreement.

(f) Member shall not take any action if such act could reasonably be expected to impair the rights of Collateral Agent or any other Secured Party in the Collateral.

(g) Member shall not allow or permit any Borrower Subsidiary to issue any Equity Interests other than the Equity Interests and, except for this Pledge Agreement or any other Loan Document and the Other Loan Documents (as defined in the Other Loan Agreement), shall not, and shall not permit any Borrower Subsidiary to, enter into any agreement creating any restriction or condition upon the transfer, voting or control of the Collateral.

12. Certain Consents and Waivers.

(a) Subject to the rights specifically reserved to Member under this Pledge Agreement, Member hereby waives, to the maximum extent permitted by Applicable Law: (i) all rights under any Applicable Law limiting remedies, including, recovery of a deficiency in respect of the Collateral and all defenses based on any loss of Member’s right to recover any amount from any Borrower Subsidiary, whether by right of subrogation or otherwise; (ii) all rights under any Applicable Law to require Collateral Agent to pursue any Borrower Subsidiary, or any other Person, any security which Collateral Agent may hold, or any other remedy before proceeding against Member; (iii) all rights under any Applicable Law of reimbursement or subrogation, all rights under any Applicable Law to enforce any remedy that Collateral Agent or the other Secured Parties may have against any Borrower Subsidiary and all rights under any Applicable Law to participate in any security held by Collateral Agent until the Secured Obligations have been indefeasibly satisfied in full in cash; (iv) all rights under any Applicable Law to require Collateral Agent to give any notices of any kind, including, without limitation, notices of nonpayment, nonperformance, protest, dishonor, default, delinquency or acceleration, or to make any presentments, demands or protests, except as expressly provided in the Loan Documents; (v) all rights under any Applicable Law to assert the bankruptcy or insolvency of any Borrower Subsidiary as a defense hereunder or as the basis for rescission hereof; (vi) all rights under any Applicable Law purporting to reduce Member’s obligations hereunder if any Borrower Subsidiary’s obligations are reduced other than as a result of payment of the Secured Obligations; (vii) all defenses based on the disability or lack of authority of any Borrower Subsidiary or any Person, the repudiation of the Loan Documents by any Borrower Subsidiary, or any Person, the failure by Collateral Agent or the other Secured Parties to enforce any claim against any Borrower Subsidiary, or the unenforceability in whole or in part of any Loan Documents; (viii) all defenses based on any change in the time, manner or place of payment of, or in any other term of the Secured Obligations, any release, amendment or waiver of, or consent under, or departure from, or settlement or adjustment of, any Secured Obligations; (ix) any exchange, release or non-perfection of any Lien on any Collateral or collateral under the Loan Agreement or the Security Documents; (x) all suretyship and guarantor’s defenses generally; (xi) any claims, damages and demands occasioned by Collateral Agent’s taking of possession of any Collateral except any damages which are the direct result of Collateral Agent’s gross negligence or willful misconduct; (xii) any equities or rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any Applicable Law that prevents or delays the enforcement of this Pledge Agreement or any portion hereof, and each of Member and each Borrower Subsidiary, for itself and for any and all Persons who may claim on its behalf, hereby waives the benefit of all such Applicable Laws; (xiii) any combination of the foregoing; or (xiv) any other fact or circumstance whether or not similar to the foregoing. Member further agrees that upon the occurrence and during the continuation of an Event of Default, Collateral Agent may elect to nonjudicially or judicially foreclose against any real or personal property security it holds for the Secured Obligations or any part thereof, or to exercise any other remedy against any Borrower Subsidiary, any security or any guarantor, even if the effect of that action is to deprive Member of the right to collect reimbursement from any Borrower Subsidiary for any sums paid by Member to Collateral Agent or any other Secured Party. Except as otherwise provided by Applicable Law, any sale of, or any other realization upon, any Collateral by Collateral Agent or any other Secured Party in accordance with the terms hereof and the other Loan Documents, shall operate to divest all rights, title, interest, claim and demand, either at law or in equity, of Member or each Borrower Subsidiary, as the case may be, therein and thereto, and shall be a perpetual bar both at law and in equity against Member or each Borrower Subsidiary, as the case may be, and against any and all Persons claiming or attempting to claim the Collateral so sold or realized upon, or any portion thereof, from, through and under Member or each Borrower Subsidiary, as the case may be.

(b) Member hereby waives any restriction or obligation imposed on Collateral Agent under Section 9-207(c)(1) of the UCC.

(c) Upon the occurrence and during the continuation of an Event of Default, and subject to the rights specifically reserved to Member under this Pledge Agreement, Member, to the maximum extent permitted by Applicable Law, hereby agrees that it will not invoke, claim or assert the benefit of any rule of Applicable Law or statute now or hereafter in effect or take or omit to take any other action, that would or could reasonably be expected to have the effect of delaying, impeding or preventing the exercise of any rights and remedies in respect of the Collateral, the absolute sale of any of the Collateral or the possession thereof by any purchaser at any sale thereof, and waives the benefit of all such laws and further agrees that it will not hinder, delay or impede the execution of any power or remedy granted hereunder to Collateral Agent, but that it will permit the execution of every such power or remedy as though no such laws were in effect.

13. Borrower Subsidiaries’ Consent and Covenants. Each Borrower Subsidiary hereby consents to the assignment and grant of a security interest in the Collateral by Member to Collateral Agent and to the exercise by Collateral Agent of all rights and powers assigned or delegated to Collateral Agent by Member hereunder. each Borrower Subsidiary further agrees to perform all covenants and obligations herein which, by their express or implied terms, are to be performed by such Borrower Subsidiary.

14. Attorney-in-Fact. Subject to the proviso set forth below, Member hereby constitutes and appoints Collateral Agent, acting for and on behalf of itself and the other Secured Parties and each successor or assign of Collateral Agent and the other Secured Parties, the true and lawful attorney-in-fact of Member, with full power (in the name of Member or otherwise) to enforce all rights of Member with respect to the Collateral, including, without limitation, the right:

(a) to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for money due and to become due under or arising out of the Collateral;

(b) to elect remedies with respect to the Collateral and to receive, endorse and collect upon any checks or other instruments or orders in connection therewith;

(c) to vote, demand, receive and enforce Member’s rights and powers with respect to the Collateral;

(d) to do any and every act which Member might do on its behalf with respect to the Collateral or any part thereof;

(e) to give appropriate receipts, releases and satisfactions for and on behalf of and in the name of Member or, at the option of Collateral Agent, in the name of Collateral Agent, with the same force and effect as Member could do if this Pledge Agreement had not been made;

(f) to make, execute, deliver and file all conveyances, assignments and transfers of Collateral; and

(g) to file any claims or take any action or institute any proceedings in connection therewith which Collateral Agent may deem to be necessary or advisable;

provided, however, that until such time as an Event of Default has occurred and is continuing, Collateral Agent shall not exercise any of the aforementioned rights. Pursuant to such power of attorney, if an Event of Default has occurred and is continuing, Collateral Agent shall, (at the direction of the Required Lenders), itself perform, or cause the performance of, any obligations of Member. This power of attorney is a power coupled with an interest and is irrevocable until the indefeasible payment and performance in full in cash of the Secured Obligations. Member hereby approves, ratifies and confirms each lawful act and deed of or for Collateral Agent done or to be done pursuant to, and in accordance with, this appointment and Applicable Laws as the authorized act and deed of Member.

15. Perfection; Further Assurances.

(a) Prior to or concurrently with the execution herewith, each Borrower Subsidiary shall deliver all certificates or instruments representing or evidencing the

Collateral to Collateral Agent and all such certificates or instruments shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance acceptable to Collateral Agent. Collateral Agent shall have sole possession and control of such certificates and instruments until payment in full in cash of the Secured Obligations. Collateral Agent shall have the right, at any time in its discretion, upon the occurrence and during the continuation of an Event of Default, and upon notice to Member (but only where such notice may be given without violating Applicable Law), to transfer to or to register in the name of Collateral Agent or any of its nominees any or all of the Collateral and to exchange certificates or instruments representing or evidencing the Collateral for certificates or instruments of smaller or larger denominations. In furtherance of the foregoing, Member shall execute and deliver to Collateral Agent a proxy in the form attached hereto as Exhibit A (a “Proxy”) and an irrevocable power in the form of Exhibit B (a “Stock Power”).

(b) Member agrees that from time to time, at the expense of Member, will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that Collateral Agent may reasonably request, in order to perfect and protect the assignment and security interest granted or intended to be granted hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to the Collateral. Without limiting the generality of the foregoing, Member will execute and file such financing or continuation statements, or amendments thereto, and such other instruments, endorsements or notices, as may be reasonably necessary or desirable or as Collateral Agent may reasonably request, in order to perfect and preserve the assignments and security interests granted or purported to be granted hereby.

(c) If, at any time and from time to time, any Collateral (including any certificate or instrument representing or evidencing any Collateral) is in the possession of a Person other than Collateral Agent (a “Holder”), then Member shall immediately, at Collateral Agent’s option, either cause such Collateral to be delivered into Collateral Agent’s possession, or cause such Holder to enter into a control agreement, in form and substance satisfactory to Collateral Agent, and take all other steps deemed necessary by Collateral Agent to perfect the security interest of Collateral Agent in such Collateral, all pursuant to Section 9-106 and Section 9-313 of the UCC or other Applicable Law governing the perfection of Collateral Agent’s security interest in the Collateral in the possession of such Holder.

(d) If any Collateral consists of “uncertificated securities” within the meaning of the UCC or is otherwise not evidenced by any certificate or instrument, Member will promptly notify Collateral Agent thereof and will immediately take and cause to be taken all actions required under Articles 8 and 9 of the UCC and any other Applicable Law, to enable Collateral Agent to acquire “control” (within the meaning of such term under Section 8-106 (or its successor provision) of the UCC) of such uncertificated securities and as may be otherwise reasonably necessary or deemed reasonably appropriate by Collateral Agent to perfect the security interest of Collateral Agent therein.

(e) Member hereby irrevocably authorizes Collateral Agent at any time and from time to time to file in any filing office in any UCC jurisdiction any initial financing statements and amendments thereto that (i) indicate the Collateral described herein and (ii) provide any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including whether Member is an organization, the type of organization and any organizational identification number issued to Member. Member agrees to furnish any such information to Collateral Agent promptly upon Collateral Agent’s request.

(f) Member shall pay all filing, registration and recording fees and all refiling, re-registration and re-recording fees, and all reasonable expenses incident to the execution and acknowledgment of this Pledge Agreement, any assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imports, assessments and charges arising out of or in connection with the execution and delivery of this Pledge Agreement, any agreement supplemental hereto, any financing statements, and any reasonable instruments of further assurance required to be paid pursuant to the terms of the Loan Agreement or any other Loan Document.

16. Limitation on Duty of Collateral Agent with Respect to Collateral. The powers conferred on Collateral Agent hereunder are solely to protect its interest in the Collateral for the benefit of the Secured Parties and shall not impose any duty on Collateral Agent or any of its designated agents to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for monies actually received by it hereunder, and except to the extent of any duties imposed by Applicable Law that have not been waived hereunder, Collateral Agent shall have no duty with respect to any Collateral and no provision of this Pledge Agreement shall be interpreted as giving rise to any implied duties or obligations on the part of Collateral Agent. Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment that is substantially equivalent to that which Collateral Agent accords its own property, it being expressly agreed, to the maximum extent permitted by Applicable Law, that Collateral Agent shall have no responsibility for taking (a) any necessary steps to preserve rights against any Persons with respect to any Collateral or (b) any action to protect against any diminution in value of the Collateral, but, in each case, upon the occurrence and during the continuation of an Event of Default, Collateral Agent may take any such action it shall deem advisable in the best interest of the Secured Parties and all expenses reasonably incurred in connection therewith shall be part of the Secured Obligations. For the avoidance of doubt, Collateral Agent shall not be liable for any loss, reduction or diminution in value of the Collateral in its possession; provided that Collateral Agent has exercised reasonable care in the custody and preservation of such Collateral in accordance with this Section 16.

17. Place of Business; Location of Records. Unless Collateral Agent is otherwise notified pursuant to Section 11(f), the place of business and chief executive office of Member is, and all records of Member concerning the Collateral are and will be, located at the following address:

1906 Towne Centre Boulevard, Suite 370

Annapolis, Maryland 21401

18. Notices. Unless otherwise specifically herein provided, all notices required or permitted under the terms and provisions hereof shall be in writing and any such notice shall be effective if given in accordance with the provisions of Section 15.3 of the Loan

Agreement. Notices to any Borrower Subsidiary may be given at the address of such Borrower Subsidiary as set forth on the signature pages of the Loan Agreement. Notices to Member may be given at the address set forth in Section 17.

19. Continuing Assignment and Security Interest; Transfer of Notes. This Pledge Agreement shall create a continuing pledge and assignment of and security interest in the Collateral and shall (a) remain in full force and effect until the date all Secured Obligations have been paid in full, all Commitments have terminated or expired and each Agent, upon request of the Borrower, has taken such actions as shall be required to release the security interest created under this Pledge Agreement in the Collateral (the “Discharge Date”); (b) be binding upon each Borrower Subsidiary, Member, and their respective successors and permitted assigns; and (c) inure, together with the rights and remedies of Collateral Agent, to the benefit of Collateral Agent, the other Secured Parties and their respective successors, transferees and permitted assigns. Collateral Agent or any of the other Secured Parties may assign or otherwise transfer all or any part of or interest in the Loan Documents or other evidence of indebtedness held by them to any other Person to the extent permitted by and in accordance with the Loan Agreement and the Depositary Agreement, and such other Person shall thereupon become vested with all or an appropriate part of the benefits in respect thereof granted to the Secured Parties herein or otherwise. The release of the security interest in any or all of the Collateral, the taking or acceptance of additional security, or the resort by Collateral Agent to any security it may have in any order it may deem appropriate, shall not affect the liability of any Person on the indebtedness secured hereby. Upon the Discharge Date, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Member. Upon the Discharge Date, Collateral Agent will, at Member’s expense, execute and deliver to Member such documents as any Borrower Subsidiary or Member shall reasonably request to evidence the termination of this Pledge Agreement. If this Pledge Agreement shall be terminated or revoked by operation of Applicable Law, Member shall indemnify and hold Collateral Agent and the other Secured Parties harmless from any cost or expense which may be suffered or incurred by Collateral Agent and the other Secured Parties in acting hereunder in accordance with the indemnification provisions set forth in the Loan Agreement, prior to the receipt by Collateral Agent, its successors, transferees or assigns of notice of such termination or revocation.

20. Severability. Wherever possible, each provision of this Pledge Agreement and any document delivered in connection herewith shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Pledge Agreement or such other document shall remain in full force and effect.

21. Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER SUBSIDIARY AND MEMBER WAIVE (A) THE RIGHT TO TRIAL BY JURY (WHICH COLLATERAL AGENT HEREBY ALSO WAIVES) IN ANY PROCEEDING OR DISPUTE OF ANY KIND RELATING IN ANY WAY TO THIS PLEDGE AGREEMENT, THE SECURED OBLIGATIONS OR THE COLLATERAL; (B) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF ANY COLLATERAL; (C) ANY BOND OR SECURITY THAT MIGHT BE REQUIRED BY A COURT PRIOR TO ALLOWING COLLATERAL AGENT TO EXERCISE ANY RIGHTS OR REMEDIES; (D) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; (E)

ANY CLAIM AGAINST COLLATERAL AGENT OR ANY LENDER, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) IN ANY WAY RELATING TO ANY ENFORCEMENT ACTION, SECURED OBLIGATIONS, THIS PLEDGE AGREEMENT OR TRANSACTIONS RELATING HERETO OR THERETO; AND (F) NOTICE OF ACCEPTANCE HEREOF. Member and each Borrower Subsidiary acknowledge that the foregoing waivers are a material inducement to Collateral Agent entering into this Pledge Agreement and that it is relying upon the foregoing in its dealings with Member and each Borrower Subsidiary. Member and each Borrower Subsidiary have reviewed the foregoing waivers with its legal counsel and have knowingly and voluntarily waived its jury trial and other rights following consultation with legal counsel. In the event of litigation, this Pledge Agreement may be filed as a written consent to a trial by the court.

22. Consent to Jurisdiction. EACH PARTY HERETO HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER NEW YORK COUNTY, THE STATE OF NEW YORK AND THE SOUTHERN DISTRICT OF NEW YORK IN ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING RELATING IN ANY WAY TO THIS PLEDGE AGREEMENT, AND AGREES THAT ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. MEMBER AND EACH BORROWER SUBSIDIARY IRREVOCABLY AND UNCONDITIONALLY WAIVE ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING ANY SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS. WITHOUT PREJUDICE TO ANY OTHER MODE OF SERVICE, MEMBER AND EACH BORROWER SUBSIDIARY IRREVOCABLY APPOINTS CORPORATION SERVICE COMPANY AS ITS AGENT FOR SERVICE OF PROCESS IN THE STATE OF NEW YORK; MEMBER AND EACH BORROWER SUBSIDIARY AGREES THAT FAILURE BY ITS AGENT FOR SERVICE OF PROCESS TO NOTIFY SUCH BORROWER OF THE SERVICE OF PROCESS WILL NOT INVALIDATE THE PROCEEDINGS CONCERNED; AND MEMBER AND EACH BORROWER SUBSIDIARY CONSENTS TO THE SERVICE OF PROCESS RELATING TO ANY SUCH PROCEEDINGS BY THE MAILING OF COPIES THEREOF BY REGISTERED, CERTIFIED OR FIRST CLASS MAIL, POSTAGE PREPAID, AT ITS ADDRESS SET FORTH HEREIN. A final judgment in any proceeding of any such court shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or any other manner provided by Applicable Law.

23. Successors and Assigns. The provisions of this Pledge Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns; except that (a) neither Member nor any Borrower Subsidiary may assign or otherwise transfer its rights under this Pledge Agreement without the prior written consent of Collateral Agent and (b) any assignment by Collateral Agent must be made in compliance with the Depositary Agreement. No party hereto may assign its rights or obligations hereunder in contravention of the Loan Agreement.

24. Amendment. No amendment or waiver of any provision of the Pledge Agreement, and no consent to any departure by Member or any Borrower Subsidiary, shall be effective unless in writing signed by Collateral Agent and in accordance with the provisions of the Loan Agreement, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

25. Headings. Paragraph headings have been inserted in this Pledge Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Pledge Agreement and shall not be used in the interpretation of any provision of this Pledge Agreement.

26. Release. In the event that any cash distribution with respect to any Equity Interests pledged hereunder is permitted to be paid to Member pursuant to the terms of Section 11.2.15 of the Loan Agreement, such cash distribution may be paid directly to Member and upon the receipt of any such cash distribution by Member the security interest granted herein in such cash distribution shall be automatically released.

27. GOVERNING LAW. THIS PLEDGE AGREEMENT AND ALL CLAIMS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND FEDERAL LAWS RELATING TO NATIONAL BANKS.

28. Reinstatement. This Pledge Agreement and the Liens created hereunder shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment by or on behalf of Member in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by any Secured Party upon the insolvency, bankruptcy, reorganization, liquidation of or any other Person party to a Loan Document or upon the dissolution of, or appointment of any intervenor or conservator or trustee or similar official for, any Borrower Subsidiary or Member or any other Person party to a Loan Document or any substantial part of any Borrower Subsidiary’s or Member’s or any other such Person’s assets, or otherwise, all as though such payments had not been made, and Member shall pay Collateral Agent on demand all reasonable costs and expenses (including reasonable fees and expenses of counsel) incurred by Collateral Agent or such other Secured Party in connection with such rescission or restoration.

29. References to Other Documents. All defined terms used in this Pledge Agreement which refer to other documents shall be deemed to refer to such other documents as they may be amended, supplemented or replaced from time to time, provided such documents were not amended in breach of a covenant contained in any agreement to which Member, any Borrower Subsidiary, Collateral Agent or any of the other Secured Parties is a party.

30. Execution in Counterparts. This Pledge Agreement and any amendment, waivers, consents or supplements hereto or in connection herewith may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Pledge Agreement shall become effective when Administrative Agent has received counterparts bearing the signatures of all parties hereto.

Delivery of a signature page of this Pledge Agreement by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of such agreement. The words “execute,” “execution,” “signed,” “signature,” and words of like import in this Pledge Agreement or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Administrative Agent pursuant to the terms of the Loan Agreement, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

31. Collateral Agent. The Bank of New York Mellon, in performance of its duties as Collateral Agent hereunder, shall enjoy all rights and protections afforded it as the Collateral Agent under the Depositary Agreement and the Collateral Agent under the Depositary Agreement (as defined in the Other Loan Agreement), respectively.

32. Instruction of Collateral Agent by Administrative Agent. Notwithstanding anything to the contrary contained in this Pledge Agreement, the Collateral Agent will not commence any exercise of remedies or any foreclosure actions or otherwise take any action or proceeding against or in respect of any of the Collateral, including the delivering of any notice required to be delivered or the giving of any instruction required to be given by the Collateral Agent hereunder, unless and until it shall have been directed by written notice of the Administrative Agent on behalf of the Beneficiaries and then only in accordance with the provisions of such notice, this Agreement and the other Security Documents.

33. Agreement for Security Purposes. This Pledge Agreement is for security purposes only. Accordingly, Collateral Agent shall not, pursuant to this Pledge Agreement enforce any of Member’s rights with respect to the Collateral until such time as an Event of Default shall have occurred and be continuing, and until such time Member reserves the right to, and shall be entitled to, use and possess the Collateral and exercise all of its right, title and interest in, to and under the Collateral.

34. 5.14 Intercreditor Agreement. Notwithstanding anything herein to the contrary, the Lien granted to the Collateral Agent pursuant to this Pledge Agreement and the exercise of any right or remedy by Collateral Agent hereunder are subject to the provisions of that certain Intercreditor Agreement, dated as of July [    ], 2013 (as amended, amended and restated, supplemented, restated, replaced, refinanced or otherwise modified from time to time, the “Intercreditor Agreement”) among the Member, HAT CF I Borrower LLC, the Administrative Agent, the Administrative Agent (as defined in the Other Loan Agreement), the Collateral Agent and the Collateral Agent (as defined in the Other Loan Agreement). In the event of any conflict between the terms of the Intercreditor Agreement and this Pledge Agreement, the terms of the Intercreditor Agreement shall govern and control.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Member, each Borrower Subsidiary and Collateral Agent have caused this Pledge Agreement to be duly executed by their members and officers thereunto duly authorized, as of the day and year first above written.

HASI CF I BORROWER LLC,
as Member

By:
Jeffrey W. Eckel, President

HASI CFI OP A LLC, as Borrower Subsidiary

By:
Jeffrey W. Eckel, President

HASI CFI OP 5 LLC, as Borrower Subsidiary

By:
Jeffrey W. Eckel, President

HASI CFI OP 7 LLC, as Borrower Subsidiary

By:
Jeffrey W. Eckel, President

THE BANK OF NEW YORK MELLON, as Collateral Agent

By:
Name:
Title:

Exhibit A

FORM OF IRREVOCABLE PROXY

The undersigned hereby appoints THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as collateral agent (in such capacity, “Collateral Agent”) under the Pledge and Security Agreement, dated as of July [    ], 2013 (the “Pledge Agreement”), among HASI CF I BORROWER LLC (“Member”), HASI CFI OP A LLC (“Borrower Sub HASI A”), HASI CFI OP 5 LLC (“Borrower Sub HASI 5”), HASI CFI OP 7 LLC (“Borrower Sub HASI 7”; each of Borrower Sub HASI A, Borrower Sub HASI 5 and Borrower Sub HASI 7, a “Borrower Subsidiary” and together, the “Borrower Subsidiaries”), and Collateral Agent as Proxy with full power of substitution, and hereby authorizes Collateral Agent to represent and vote all of the membership and limited liability company interest(s) of each Borrower Subsidiary owned by the undersigned on the date of exercise hereof upon the occurrence and during the continuance of an Event of Default (as defined in the Loan Agreement), at any meeting or at any other time chosen by Collateral Agent in its sole discretion.

Date:	, a
Delaware limited liability company

By:
Name:
Title:

Exhibit A to Member Pledge and Security Agreement

Exhibit B

FORM OF IRREVOCABLE POWER

INSTRUMENT OF TRANSFER OF THE MEMBERSHIP AND

LIMITED LIABILITY COMPANY INTERESTS IN

[                                         ]

FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto

(print or type name of assignee)

the membership and limited liability company interests evidenced by and within the [Certificate of Interest] herewith, and does hereby irrevocably constitute and appoint                      as attorney to transfer said interest on the books of                     , with full power of substitution in the premises.

Dated as of:

HASI CF I BORROWER LLC, a Delaware limited liability company

By:
Jeffrey W. Eckel, President

Exhibit B to Member Pledge and Security Agreement